Exhibit 10.28


          Restated sublease agreement dated September 18, 2000, between NUWAVE Technologies, Inc. and Simon, Sarver & Rosenberg.

                            SIMON, SARVER & ROSENBERG
                           A PROFESSIONAL CORP0RATION
                               COUNSELLORS AT LAW
                               ONE PASSAIC AVENUE
MARTIN SARVER             FAIRFIELD, NEW JERSEY 07004- 3814        PATERSON OFFICE
RONALD E. SIMON                        --                   HUDSON UNITED DANK BUILDING
NED M. R0SENBERG                 (973) 575-3600            100 HAMILTON PLAZA, SUITE 405
ALAN G. SWETZ                          --                    PATERSON, NEW JERSEY 07505
CAROL S. LEWKOWICZ                  FACSIMILE                       (973) 279-6100
MICHAEL D. RUSSO, III            (975) 575-3601
CHRISTOPHER J. PITTS                                              EAST ORANGE OFFICE
DAVID J BILDNER                   June 27, 2000                  55 WASHINGTON STREET
ABRAM SIMON (1936 - 1984)                                   EAST ORANGE, NEW JERSEY 07017
                                                                    (973) 676-1030


VIA HAND-DELIVERY                                              PLEASE REPLY TO FAIRFIELD

NuWave Technologies
One Passaic Avenue
Fairfield, NJ 07004

Attention:     Gerald Zarin
               Jeremiah F. O'Brien

Dear Gerald and Jerry:

     We wrote to you last on May 4, 2000 concerning a proposed increase in your occupancy charge by ten percent (10%) commencing January 1, 2001, five percent (5%) commencing January 1, 2002 and five percent (5%) commencing January 1, 2003.

     I will appreciate it if you will sign the bottom of this letter to confirm that you are in agreement with this increase.

     If for any reason you are not in agreement, I will appreciate speaking with you at your convenience.

     Warmest personal regards.

                                Very truly yours,

                                /s/ Martin Sarver
                                  MARTIN SARVER

MS/llp

THE UNDERSIGNED AGREES TO THE OCCUPANCY CHARGE INCREASE SET FORTH ABOVE AND AGREES THAT THE PRIOR OCCUPANCY AGREEMENT IS AMENDED ACCORDINGLY.

NUWAVE TECHNOLOGIES

/s/ Jeremiah F. O'Brien
- -----------------------------
BY JEREMIAH F. O'BRIEN